Exhibit 99.1

Move, Inc. Announces Fourth Quarter 2009 Financial Results

CAMPBELL, Calif.--(BUSINESS WIRE)--March 4, 2010--Move, Inc. (NASDAQ:MOVE) reported financial results for the fourth quarter and fiscal year ended December 31, 2009.

Revenue in the fourth quarter of 2009 was $49.6 million, compared to $57.5 million in the fourth quarter of 2008. Net loss applicable to common stockholders, including discontinued operations, was $4.5 million, or a loss of $0.03 per share, compared to a net loss of $3.2 million, or a loss of $0.02 per share in the fourth quarter of 2008. Non-GAAP Adjusted EBITDA (earnings from continuing operations before interest, taxes, stock-based compensation and charges, depreciation, amortization and other non-recurring charges) for the fourth quarter of 2009 was $5.0 million, or 10% of revenue, compared to $7.3 million, or 13% of revenue, for the fourth quarter of 2008. The Company has reported Adjusted EBITDA because management uses it to monitor and assess the Company's performance and believes it is helpful to investors in understanding the Company's business.

"The fourth quarter closed a year of tremendous change for Move, as we realigned our entire business to further extend our position as the leader in the online real estate market," said Steve Berkowitz, chief executive officer at Move, Inc. “In my first year leading the company, we have put in place the people, processes and operating plan to drive Move forward. Some of the changes we have implemented will have short term benefits, while others will take time before we fully realize the benefit of our efforts. However, I am confident that we have the focus and dedication to leverage our market leadership into long term success for our customers, our partners, and our consumers.”

2009 Highlights

In 2009, Move maintained its dominant market leadership, leading the industry in unique users and total engagement every month of the year. For the full year, Move averaged 8.9 million monthly unique users and 209 million monthly minutes. Among the top 8 companies in the online real estate market, consumers spent more time on Move’s sites than the next seven competitors combined. Other highlights from 2009 included:

  Steve Berkowitz was named CEO of Move in January, bringing 25 years of experience from companies including Microsoft, Ask.com and IDG Books.
  As CEO, Mr. Berkowitz built out a new management team, promoting Errol Samuelson to Chief Revenue Officer and hiring Rob Krolik (eBay, Shopping.com, DigitalThink) as Chief Financial Officer in July, followed by the September additions of David Story (Adobe, Intuit) as Chief Technology Officer and Scott Boecker (Ticketmaster, eToys) as Chief Product Officer.
  Launched new real estate professional products, including Search Assist, REALTOR Facebook widgets, Ask a Realtor, Realtor blogs, and in January 2010, the Realtor.com Real Estate Search iPhone app with 300,000 downloads in 50 days.
  Expanded marketing partnerships with leading real estate brokerage companies, including CENTURY 21 Real Estate and The Realty Alliance to increase listings exposure for tens of thousands of real estate professionals around the country.
  Launched Builders Design Experience, a joint venture with Builder Homesite, Inc. focused on helping new home builders reach buyers through the nation’s largest network of new home sites.
  Reduced annual expense run rate by more than $30 million to drive EBITDA and to free up capital for investment.

For the full year ended December 31, 2009, Move reported revenue of $212.0 million, compared to $242.1 million in the 2008 fiscal year. Net loss applicable to common stockholders in 2009 was $12.2 million, or a loss of $0.08 per share, compared to a net loss of $34.3 million, or a loss of $0.23 per share in 2008. Move's Adjusted EBITDA (earnings from continuing operations before interest, taxes, stock-based compensation and charges, depreciation, amortization and other non-recurring charges) on a non-GAAP basis for 2009 was $24.3 million, or 11% of revenue, compared to $22.2 million, or 9% of revenue, for 2008.

BUSINESS OUTLOOK

Move today provided guidance for the quarter ending March 31, 2010. For the quarter ending March 31, 2010, Move expects revenue to be approximately $48 million and expects to report Adjusted EBITDA margin of approximately 10%.

Move also provided guidance for the fiscal year ending December 31, 2010. The Company currently expects revenue to range between $186 million and $192 million, with an Adjusted EBITDA target of approximately 10%.

Conference Call

As previously announced, Move, Inc. will host a conference call, which will be broadcast live over the Internet today, Thursday, March 4, 2010, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). In order to participate in the call, please dial (888) 396-2386, or if outside the U.S., (617) 847-8712 with passcode 99111855, at least five minutes prior to the 2:00 p.m. PT start time. A live webcast and replay of the call will also be available at http://investor.move.com under the Event Calendar menu. An audio replay will be available between 8:00 p.m. ET, March 4, 2010, and 11:59 p.m. ET, March 18, 2010, by calling (888) 286-8010, or (617) 801-6888, with passcode 33878336.

For additional information regarding the Company's results, please go to the "SEC Filings" section at http://investor.move.com to view annual reports as filed with the Securities and Exchange Commission on Form 10-K. Move’s Form 10-K for the year ended December 31, 2009 is expected to be filed with the Securities and Exchange Commission on, or before March 8, 2010.

Use of Non-GAAP Financial Measures

To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Move uses a non-GAAP measure of income (loss) from continuing operations excluding restructuring, impairment of long-lived assets, litigation settlement charges and certain other non-cash and non-recurring items, principally depreciation, amortization and stock-based compensation and other charges, which is referred to as Adjusted EBITDA. The Company has also presented a non-GAAP table of Financial Data for the three and twelve month periods ended December 31, 2009 and 2008 that extracts stock-based compensation under SFAS 123R "Share Based Payment". A reconciliation of these non-GAAP measures to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Move's current financial performance and its prospects for the future and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP measures are the primary basis management uses for planning and forecasting its future operations. Move believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters and should be carefully evaluated.

This press release may contain forward-looking statements, including information about management's view of Move's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Move, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Move files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Move's future results. The forward-looking statements included in this press release are made only as of the date hereof. Move cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Move expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

ABOUT MOVE, INC.

Move, Inc. (NASDAQ:MOVE) is the leader in online real estate with 8.9 million [1] monthly visitors to its online network of websites. Move, Inc. operates: Move.com, a leading destination for information on new homes and rental listings, moving, home and garden and home finance; REALTOR.com®, the official Web site of the National Association of REALTORS®; Moving.com; SeniorHousingNet; and TOP PRODUCER Systems. Move, Inc. is based in Campbell, California. For more information: www.move.com.

[1] comScore Media Metrics, January 2010

MOVE, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008
	(unaudited)

Revenue	$49,638	$57,450	$212,009	$242,069
Cost of revenue (1)	11,033	11,588	48,498	46,041
Gross profit	38,605	45,862	163,511	196,028

Operating expenses: (1)
Sales and marketing	17,126	22,263	78,062	93,531
Product and web site development	7,374	5,832	27,832	26,342
General and administrative	13,717	15,808	64,944	77,571
Amortization of intangible assets	107	174	473	756
Restructuring charges	—	398	(1,192)	4,412
Litigation settlements	3,888	—	4,863	—
Impairment of long-lived assets	—	1,670	—	1,670
Total operating expenses	42,212	46,145	174,982	204,282
Operating loss from continuing operations	(3,607)	(283)	(11,471)	(8,254)

Interest income, net	119	848	847	5,687
Other income (expense), net	157	(48)	1,898	1,091
Income (loss) from continuing operations before income taxes	(3,331)	517	(8,726)	(1,476)

Provision for income taxes	(190)	236	37	549

Income (loss) from continuing operations	(3,141)	281	(8,763)	(2,025)

Loss from discontinued operations	(41)	(2,181)	(486)	(27,165)
Gain on disposition of discontinued operations	—	—	2,303	—
Net loss	(3,182)	(1,900)	(6,946)	(29,190)

Convertible preferred stock dividends and related accretion	(1,324)	(1,289)	(5,244)	(5,108)
Net loss applicable to common stockholders	$(4,506)	$(3,189)	$(12,190)	$(34,298)

Basic and diluted net income (loss) per share applicable to common stockholders:
Continuing operations	$(0.03)	$(0.01)	$(0.09)	$(0.05)
Discontinued operations	(0.00)	(0.01)	0.01	(0.18)
Basic and diluted net income (loss) per share applicable to common stockholders:	$(0.03)	$(0.02)	$(0.08)	$(0.23)

Shares used in calculation of net loss per share applicable to common stockholders:

Basic and diluted	154,053	152,844	153,369	151,952

(1) Includes stock-based compensation as follows:

Cost of revenue	$44	$34	$181	$144
Sales and marketing	387	388	1,736	758
Product and web site development	194	147	687	566
General and administrative	1,299	1,813	14,590	10,531
	$1,924	$2,382	$17,194	$11,999

MOVE, INC. CONSOLIDATED BALANCE SHEETS (in thousands)

	December 31, 2009	December 31, 2008

ASSETS
Current assets:
Cash and cash equivalents	$106,847	$108,935
Accounts receivable, net	10,782	12,833
Other current assets	12,101	11,399
Total current assets	129,730	133,167

Property and equipment, net	21,139	21,934
Long-term investments	111,800	111,800
Investment in unconsolidated joint venture	6,649	—
Goodwill, net	16,969	16,969
Intangible assets, net	3,460	3,933
Restricted cash	—	3,209
Other assets	1,548	995
Total assets	$291,295	$292,007

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,545	$4,051
Accrued expenses	18,335	22,747
Obligation under capital leases	—	339
Deferred revenue	15,951	23,991
Line of credit	64,630	64,700
Total current liabilities	104,461	115,828

Other non-current liabilities	1,096	2,043
Total liabilities	105,557	117,871

Series B convertible preferred stock	111,541	106,297

Stockholders’ equity:
Series A convertible preferred stock	—	—
Common stock	156	153
Additional paid-in capital	2,112,613	2,094,135
Accumulated other comprehensive income	(17,116)	(17,183)
Accumulated deficit	(2,021,456)	(2,009,266)
Total stockholders’ equity	74,197	67,839

Total liabilities and stockholders’ equity	$291,295	$292,007

MOVE, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands)

	Twelve Months Ended December 31,
	2009	2008

Cash flows from continuing operating activities:
Loss from continuing operations	$(8,763)	$(2,025)
Adjustments to reconcile loss from continuing operations to net cash provided by continuing operating activities:
Depreciation	10,494	11,246
Amortization of intangible assets	473	756
Provision for doubtful accounts	1,298	823
Gain on sale of assets	(1,185)	(687)
Stock-based compensation and charges	17,602	12,325
Impairment of long-lived assets	—	1,670
Earnings of unconsolidated joint venture	(149)	—
Change in market value of embedded derivative liability	(600)	(411)
Other non-cash items	(171)	651
Changes in operating assets and liabilities:
Accounts receivable	702	1,965
Other assets	26	(557)
Accounts payable and accrued expenses	(2,016)	(6,067)
Deferred revenue	(8,059)	(10,834)

Net cash provided by continuing operating activities	9,652	8,855
Net cash used in discontinued operating activities	(1,894)	(7,334)
Net cash provided by operating activities	7,758	1,521

Cash flows from investing activities:
Purchases of property and equipment	(9,608)	(5,935)
Investment in joint venture	(6,500)	—
Proceeds from sale of marketable equity securities	—	27
Purchases of short-term investments	—	(96,418)
Maturities of short-term investments	—	96,918
Proceeds from sale of assets	1,370	206
Net cash used in investing activities of continuing operations	(14,738)	(5,202)
Net cash provided by investing activities of discontinued operations	1,739	813
Net cash used in investing activities	(12,999)	(4,389)

Cash flows from financing activities:
Proceeds from exercise of stock options	1,879	3,058
Proceeds from line of credit	—	64,700
Tax payment related to net share settlements of restricted stock awards	(1,064)	—
Restricted cash	2,747	160
Principal repayments on line of credit	(70)	—
Payments on capital lease obligations	(339)	(1,828)
Net cash provided by financing activities	3,153	66,090

Change in cash and cash equivalents	(2,088)	63,222

Cash and cash equivalents, beginning of period	108,935	45,713

Cash and cash equivalents, end of period	$106,847	$108,935

MOVE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

OPERATING LOSS FROM CONTINUING OPERATIONS EXCLUDING STOCK-BASED COMPENSATION AND CHARGES, DEPRECIATION, AMORTIZATION, LITIGATION SETTLEMENT, RESTRUCTURING CHARGES, NON-RECURRING SEVERANCE COSTS AND IMPAIRMENT OF LONG LIVED ASSETS (EBITDA)

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008
	(unaudited)		(unaudited)

Operating loss from continuing operations	$(3,607)	$(283)	$(11,471)	$(8,254)

Plus:
Stock-based compensation	1,924	2,382	17,194	11,999
Stock-based charges	31	109	408	326
Depreciation	2,641	2,811	10,494	11,246
Amortization of intangible assets	107	174	473	756
Litigation settlements	3,888	—	4,863	—
Restructuring charges	—	398	(1,192)	4,412
Non-recurring severance costs	—	—	3,490	—
Impairment of long-lived assets	—	1,670	—	1,670
Adjusted EBITDA	$4,984	$7,261	$24,259	$22,155

MOVE, INC. OPERATING RESULTS NET OF STOCK-BASED COMPENSATION EXPENSE (in thousands)

	Three months ended
	December 31, 2009
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
Revenue	$49,638	$—	$49,638
Cost of revenue	11,033	(44)	10,989
Gross profit	38,605	44	38,649

Sales and marketing	17,126	(387)	16,739
Product and web site development	7,374	(194)	7,180
General and administrative	13,717	(1,299)	12,418
Amortization of intangibles	107	—	107
Litigation settlements	3,888	—	3,888
Total operating expenses	42,212	(1,880)	40,332

Operating income (loss) from continuing operations	$(3,607)	$1,924	$(1,683)

	Three months ended
	December 31, 2008
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
Revenue	$57,450	$—	$57,450
Cost of revenue	11,588	(34)	11,554
Gross profit	45,862	34	45,896

Sales and marketing	22,263	(388)	21,875
Product and web site development	5,832	(147)	5,685
General and administrative	15,808	(1,813)	13,995
Amortization of intangibles	174	—	174
Restructuring charges	398	—	398
Impairment of long-lived assets	1,670	—	1,670
Total operating expenses	46,145	(2,348)	43,797

Operating income (loss) from continuing operations	$(283)	$2,382	$2,099

MOVE, INC. OPERATING RESULTS NET OF STOCK-BASED COMPENSATION EXPENSE (in thousands)

	Twelve months ended
	December 31, 2009
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
Revenue	$212,009	$—	$212,009
Cost of revenue	48,498	(181)	48,317
Gross profit	163,511	181	163,692

Sales and marketing	78,062	(1,736)	76,326
Product and web site development	27,832	(687)	27,145
General and administrative	64,944	(14,590)	50,354
Amortization of intangibles	473	—	473
Restructuring charges	(1,192)	—	(1,192)
Litigation settlements	4,863	—	4,863
Total operating expenses	174,982	(17,013)	157,969

Operating income (loss) from continuing operations	$(11,471)	$17,194	$5,723

	Twelve months ended
	December 31, 2008
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
Revenue	$242,069	$—	$242,069
Cost of revenue	46,041	(144)	45,897
Gross profit	196,028	144	196,172

Sales and marketing	93,531	(758)	92,773
Product and web site development	26,342	(566)	25,776
General and administrative	77,571	(10,531)	67,040
Amortization of intangibles	756	—	756
Restructuring charges	4,412	—	4,412
Impairment of long-lived assets	1,670	—	1,670
Total operating expenses	204,282	(11,855)	192,427

Operating income (loss) from continuing operations	$(8,254)	$11,999	$3,745

CONTACT:
The Blueshirt Group
Todd Friedman, 415-217-7722
todd@blueshirtgroup.com
Stacie Bosinoff, 415-217-7722
Stacie@blueshirtgroup.com